UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

AMENDMENT NO. 1

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): Janaury 19, 2011 (March 31, 2010)

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-153135	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.

Heron Tower, 70 East 55th Street
New York, NY  10022
(Address of principal executive offices)

(212) 843-1601
Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In conjunction with our engagement of a new registered public accounting firm on August 23, 2010, our management reviewed the accounting policies adopted under financial accounting guidance and evaluated our related agreements.  Based on its review, our management determined that certain adjustments to our accounting methods regarding business combinations and investments in unconsolidated entities are necessary.  Accordingly, this Amendment is being filed to amend and restate the financial statements contained in Item 9.01(b) of our Form 8-K/A originally filed on June 16, 2010, which are affected by this change in accounting methods.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired Page

The Reserve at Creekside Village

Independent Auditors’ Report	3
Statements of Revenues and Certain Operating Expenses for the three months ended March 31, 2010 (unaudited) and for the year ended December 31, 2009	4
Notes to the Statements of Revenues and Certain Operating Expenses for the three months ended March 31, 2010 (unaudited) and for the year ended December 31, 2009	5

(b)	Pro Forma Financial Information.

Bluerock Enhanced Multifamily Trust, Inc.

Summary of Unaudited Pro Forma Consolidated Financial Statements	7
Unaudited Pro Forma Consolidated Balance Sheet (restated) as of March 31, 2010	8
Notes to Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2010	9
Unaudited Pro Forma Consolidated Statement of Operations (restated) for the three months ended March 31, 2010	10
Notes to Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2010	11
Unaudited Pro Forma Consolidated Statement of Operations (restated) for the year ended December 31, 2009	12
Notes to Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2009	13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Bluerock Enhanced Multifamily Trust, Inc.

We have audited the accompanying statement of revenues and certain operating expenses of The Reserve at Creekside Village for the year ended December 31, 2009.  This statement is the responsibility of the Company’s management.  Our responsibility is to express an opinion on the statement based on our audit.

We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain operating expenses is free of material misstatement.  The Reserve at Creekside Village is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of The Reserve at Creekside Village’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain operating expenses, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain operating expenses.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of The Reserve at Creekside Village’s revenues and expenses.

In our opinion, the statement of revenues and certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 2 of The Reserve at Creekside Village for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ Freedman & Goldberg
Certified Public Accountants
Farmington Hills, MI
June 10, 2010

THE RESERVE AT CREEKSIDE VILLAGE
STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

	For the Three Months Ended March 31, 2010 (unaudited)	For the Year Ended December 31, 2009

Revenues
Rental revenue	$429,480	$1,611,407
Tenant reimbursements and other income	19,103	139,913
Total revenues	448,583	1,751,320

Certain Operating Expenses
Property Operating Expenses	86,829	362,937
Property taxes and insurance	94,698	355,440
Management Fees	17,930	69,162
General and administrative	12,947	180,973
Total Certain operating expenses	212,404	968,512

Revenues in excess of certain operating expenses	$236,179	$782,808

See accompanying notes

THE RESERVE AT CREEKSIDE VILLAGE
NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Three Months Ended March 31, 2010 (unaudited) and the Year Ended December 31, 2009

1.           DESCRIPTION OF REAL ESTATE PROPERTY

On March 31, 2010, through a wholly owned subsidiary, Bluerock Enhanced Multifamily Trust, Inc. (the “Company”) completed an investment in a joint venture along with Bluerock Special Opportunity + Income Fund, LLC (“BEMT Co-Investor ”), Bluerock Special Opportunity + Income Fund II, LLC (“BEMT Co-Investor II”), both of which are affiliates of our sponsor, and Hawthorne Creekside, LLC (“Hawthorne”), an unaffiliated entity, to acquire a 192-unit garden-style multifamily community known as The Reserve at Creekside Village (the “Creekside Property”), located in Chattanooga, Tennessee, from Reserve at Creekside Limited Partnership, an unaffiliated entity.

The Creekside Property is located in Chattanooga, Tennessee which is the fourth-largest city in that state.  The property is comprised of 192 units, featuring one-, two- and three-bedroom layouts.  The property contains approximately 211,632 rentable square feet and the average unit size is 1,102 square feet.  The community features include gated access, a clubhouse, a fitness center, a resort-style swimming pool, and playgrounds.

The aggregate purchase price for the Creekside Property was approximately $14.25 million, plus closing costs.

2.           BASIS OF PRESENTATION

The statements of revenues and certain operating expenses (the “Historical Summaries”) have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC.  The Historical Summaries include the historical revenue and certain operating expenses of the Creekside property, exclusive of interest, depreciation and amortization, and general and administrative costs which may not be comparable to the proposed future operations of the Creekside property.

3.           INTERIM UNAUDITED FINANCIAL INFORMATION

The statement of revenues and certain operating expenses and notes thereto for the three months ended March 31, 2010, included in this report, are unaudited.  In the opinion of our management, all adjustments necessary for a fair presentation of such statement of revenues and certain operating expenses have been included.  Such adjustments consist of normal recurring items.  Interim results are not necessarily indicative of results for a full year.

An audited statement of revenues and certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors (i) the Creekside Property was acquired from an unaffiliated party and (ii) based on due diligence of the Creekside Property by Bluerock Enhanced Multifamily Trust, Inc., management is not aware of any material factors relating to the Creekside Property that would cause the financial information not to be indicative of future operating results.

Square footage, occupancy and other measures used to describe real estate included in the notes to the statements of revenues and certain operating expenses are presented on an unaudited basis.

4.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

The Creekside property operations consist of rental income earned from its tenants under lease agreements with terms of one year or less.  Rental income is recognized when earned.  This policy effectively results in income recognition on the straight-line method over the related terms of the leases.

Use of Estimates

The preparation of the financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting period.  Actual results could materially differ from those estimates.

5.           SUBSEQUENT EVENTS

We have evaluated subsequent events for recognition or disclosure through the date the financial statements were issued.

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.
Summary of Unaudited Pro Forma Consolidated Financial Information

The following pro forma information should be read in conjunction with the consolidated balance sheets of Bluerock Enhanced Multifamily Trust, Inc. (“the Company”) as of December 31, 2009 and March 31, 2010, the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2009 and for the three months ended March 31, 2010, and the notes thereto.  The consolidated financial statements of the Company as of and for the year ended December 31, 2009 and the consolidated financial statements as of and for the three months ended March 31, 2010 have been included in the Company’s prior filings with the SEC on March 31, 2010 and May 17, 2010 and our restated consolidated financial statement as of and for the year ended December 31, 2009 and the three months ended March 31, 2010 filed with the SEC on Janaury 19, 2011.  In addition, this pro forma information should be read in conjunction with the statements of revenues and certain operating expenses and the notes thereto of The Reserve at Creekside Village (the “Creekside property”).

The following restated unaudited pro forma consolidated balance sheet as of March 31, 2010 has been prepared as if we had acquired the 22.67% indirect interest in the Creekside property on March 31, 2010 and we had qualified as a REIT, distributed 90% of its taxable income and, therefore, incurred no income tax benefit or expense during the period.

The following restated unaudited pro forma statements of operations for the year ended December 31, 2009 and the three months ended March 31, 2010 have been prepared as if we had acquired the 22.67% indirect interest in the Creekside property on January 1, 2009.

The restated unaudited pro forma consolidated financial statements are not necessarily indicative of what the actual financial position or results of operations would have been had we completed the transaction as of the beginning of the periods presented, nor is it necessarily indicative of future results.  In addition, the restated pro forma balance sheet includes pro forma allocation of the purchase price based upon preliminary estimates of the fair value of the assets acquired.  These allocations may be adjusted in the future upon finalization of these preliminary estimates.

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.
PROFORMA CONSOLIDATED BALANCE SHEET
As of March 31, 2010

		Pro Forma Adjustments
	Bluerock Enhanced Multifamily Trust, Inc. Historical (a)	The Reserve at Creekside Village (b)	Pro Forma Total
Assets
Investments in unconsolidated real estate joint venture	$2,499,596.00		$2,499,596
Cash and cash equivalents	136,863		136,863
Deferred financing, net	70,846		70,846
Other assets	31,359		31,359
Total assets	$2,738,664	$-	$2,738,664

Liabilities and shareholders' equity
Notes payable	$3,212,498		$3,212,498
Accounts payable and accrued liabilities	64,449		64,449
Due to affiliates	181,757		181,757
Total liabilities	3,458,704	-	3,458,704

Shareholders' equity
Preferred stock, $0.01 par value, 250,000,000 shares
authorized; none issued and outstanding			-
Common stock, $0.01 par value, 749,999,000 shares
authorized; 44,700 shares issued and outstanding	447		447
Nonvoting convertible stock, $0.01 par value per share;
1,000 shares authorized, none issued and outstanding	10		10
Additional paid-in-capital	195,781		195,781
Cumulative distributions and net loss	(916,278)		(916,278)
Total shareholder' equity	(720,040)	-	(720,040)
Total liabilities and shareholders' equity	$2,738,664	$-	$2,738,664

See accompanying notes

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.
Notes to Unaudited Pro Forma Consolidated Balance Sheet
As of March 31, 2010

(a)	Reflects our historical balance sheet as reported in the Restated Quarterly Report on Form 10-Q/A as of March 31, 2010.
(b)
The purchase of the Creekside property was completed on March 31, 2010 and is included in the March 31, 2010 historical balance sheet as reported in the Restated Quarterly Report on Form 10-Q/A as of March 31, 2010.  The aggregate purchase price for the Creekside property was approximately $14.25 million, plus closing costs and, through a consolidated joint venture, was funded by a combination of debt and a loan from an affiliate of our advisor.

Property	Managing Member LLC interest	Joint Venture interest	Indirect Equity Interest in Property
Creekside	33.33%	68%	22.67.%

We analyzed our interest in the managing member LLC to determine (a) if the LLC is a variable interest entity (a "VIE"), and (b) if so, if we are the primary beneficiary.  For Springhouse our contribution into the managing member LLC was funded through a loan from an affiliate who is another investor in the managing member LLC, thus our equity investment is not at risk. Since unanimous approval is required by all members to direct the activities that most significantly impact the managing member LLC’s economic performance, the holder of the equity investment at risk lacks that power and thus we concluded that the managing member LLC entity is a VIE.  We are not the primary beneficiary because we do not have the power to direct the activities that most significantly impact the economic performance of the managing member LLC and would not be considered to be the investor that is most closely associated with the entity among the related party investors.  As a result, our investments are reflected as investments in unconsolidated joint ventures under the equity method of accounting.

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.
UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS (RESTATED)
For the three Months Ended March 31, 2010

	Bluerock Enhanced Multifamily Trust, Inc. Historical (a)	The Reserve at Creekside Village		Pro Forma Total

Certain operating expenses
Asset management fees to affiliates	$27,422	$8,075	(d)	$35,497
Acquisition costs	56,525	(56,525	)(b)	-
General and adminsitrative	74,221	-		74,221
Total expenses	158,168	(48,450)		109,718

Other operating activities
Equity in loss of unconsolidated joint venture	(269,050)	(37,030	)(c)	(306,080)

Operating (loss) income	(427,218)	11,420		(415,798)

Other income (expense)
Interest income	87			87
Interest expense	(50,225)	(203	)(e)	(60,017)
		(9,589	)(f)
Total other income (expense)	(50,138)	(9,792)		(59,930)

Net (loss) income	(477,356)	1,627		(475,729)

See accompanying notes

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.
Notes to Unaudited Pro Forma Consolidated Statement of Operations
For the Three Months Ended March 31, 2010

(a)	Reflects the historical financial information of the Company as reported in the Restated Quarterly Report on Form 10-Q/A as of March 31, 2010.
(b)	Represents the acquisition fee paid to the advisor on March 31, 2010. For these pro forma statements the acquisition fee was recognized during the year ended December 31 2009.
(c)	Represents the pro-forma equity in loss for the three months ended March 31, 2010.
(d)
Represents the pro-forma asset management fees due to affiliate for the three months ended March 31, 2010.  With respect to investments in real property, the asset management fee is a monthly fee equal to one-twelfth of 1.0% of the cost of the asset where the cost equals the amount actually paid, excluding acquisition fees and expenses, including any debt attributable to the asset.  The asset management fee will not be payable until stockholders have received distributions in an amount equal to at least a 6% per annum, cumulative non-compounded return on invested capital, at which time all amounts become due and payable.

(e)	Represents accumulated amortization of the financing fee for the three months ended March 31, 2010.
(f)
Represents interest expense for the three months ended March 31, 2010 on the $542,000 loan made to us by an affiliate of the advisor used for the acquisition of the Creekside property.  The loan had a six-month initial term and bore interest at a rate of 30-day LIBOR + 5% subject to a minimum rate of 7%, which is the assumed rate for this pro forma. The loan plus accrued interest was paid in full on September 28, 2010.

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.
UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS (RESTATED)
For the Year Ended December 31, 2009

	Bluerock Enhanced Multifamily Trust, Inc. Historical (a)	The Reserve at Creekside Village		Springhouse at Newport News		Pro Forma Total

Certain operating expenses
Asset management fees to affiliates	$9,140	$32,300		$109,688	(d)	$151,128
Acquisition costs to affiliates	191,953	56,525			(b)	248,478
General and administrative	45,391					45,391
Total expenses	246,484	88,825		109,688		444,997

Other operating activities
Equity in loss of unconsolidated joint venture	(176,752)	(148,121)		(433,323	)(c)	(758,196)

Operating loss	(423,236)	(236,946)		(543,011)		(1,203,193)

Other income (expense)
Interest expense	(15,685)	(812	)(e)	(4,388	)(e)	(252,058)
		(38,357	)(f)	(192,816	)(g)	(483,231)
Total other income (expense)	(15,685)	(39,169)		(197,204)		(735,289)

Net loss	(438,921)	$(276,115)		$(740,215)		$(1,455,251)

See accompaying notes

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.
Notes to Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2009

(a)	Reflects the historical financial information of the Company as reported in the Restated Annual Report on Form 10-K/A as of December 31, 2009.
(b)
Represents the acquisition fee paid to the advisor.  We pay the advisor an acquisition fee equal to 1.75% of the cost of investments acquired. The Springhouse acquisition fee is included in the historical balance as of December 31, 2009.

(c)	Represents the pro-forma equity in loss for the year ended December 31, 2009.
(d)
Represents the pro-forma asset management fees due to affiliates for the year ended December 31, 2009.  With respect to investments in real property, the asset management fee is a monthly fee equal to one-twelfth of 1.0% of the cost of the asset where the cost equals the amount actually paid, excluding acquisition fees and expenses, including any debt attributable to the asset.  The asset management fee will not be payable until stockholders have received distributions in an amount equal to at least a 6% per annum, cumulative non-compounded return on invested capital, at which time all amounts become due and payable.

(e)	Represents accumulated amortization of the financing fee for the year ended December 31, 2009.
(f)
Represents interest expense for the year ended December 31, 2009 on the $542,000 loan made to us by an affiliate of the advisor used for the acquisition of the Creekside property.  The loan had a six-month initial term and bore interest at a rate of 30-day LIBOR + 5% subject to a minimum rate of 7%, which is the assumed rate for this pro forma. The loan plus accrued interest was paid in full on September 28, 2010.

(g)
Represents interest expense for the year ended December 31, 2009 on the $2.8 million loan made to us by an affiliate of the advisor used for the acquisition of the Springhouse property.  The loan has a six-month initial term, that has subsequently been extended, and bears interest at a rate of 30-day LIBOR + 5% subject to a minimum rate of 7%, which is the assumed rate for this pro forma.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.

DATE: January 19, 2011                                                                         /s/ R. Ramin Kamfar
R. Ramin Kamfar
Chief Executive Officer and Chairman of the Board
(Principal Executive Officer)